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                                                              EXHIBIT 23(A)


                  INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Willbros Group, Inc.:

We consent to the use of our reports incorporated herein by reference.



                                     KPMG Peat Marwick


Panama City, Panama
December 20, 1996